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                                                                       Exhibit 4
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                            [graphic  STRATEGIC
[graphic omitted]           omitted]    HOTEL                  [graphic omitted]
                                       CAPITAL

THIS CERTIFICATE IS       STRATEGIC HOTEL CAPITAL, INC.          SEE REVERSE FOR
TRANSFERABLE IN THE      A CORPORATION FORMED UNDER THE      IMPORTANT NOTICE ON
CITIES OF CHICAGO,        LAWS OF THE STATE OF MARYLAND    TRANSFER RESTRICTIONS
IL AND NEW YORK, NY                                        AND OTHER INFORMATION
                                                               CUSIP 86272T 10 6


THIS CERTIFIES THAT





is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE,
                                       OF
                         STRATEGIC HOTEL CAPITAL, INC.
(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the charter of the Corporation and the Bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Coporation and the facsimile signatures of its duly authorized officers.

Dated

  /s/  Paula C. Maggio           [graphic omitted]       /s/ Laurence S. Geller
      -------------------                                    -------------------

                SECRETARY                                CHIEF EXECUTIVE OFFICER


                          AMERICAN BANK NOTE COMPANY.



Countersigned and Registered:
       LASALLE BANK NATIONAL ASSOCIATION
                                 Transfer Agent
                                  and Registrar
By

                           Authorized Signature